Exhibit 99.2
3Com Corporation
Condensed Consolidated Statements of Operations
(in thousands, except per share data)
(unaudited)
TABLE A

	Three Months Ended			Nine Months Ended
	February 27,	November 28,	February 29,	February 27,	February 29,
	2009	2008	2008	2009	2008
Sales	$324,707	$354,562	$336,390	$1,021,919	$973,625
Cost of sales	138,878	154,770	156,716	446,671	492,895

Gross profit	185,829	199,792	179,674	575,248	480,730

Operating expenses (income):
Sales and marketing	84,241	88,620	82,428	259,143	237,617
Research and development	43,729	47,854	50,530	137,330	155,039
General and administrative	30,393	31,352	26,268	88,799	78,806
Amortization of intangibles	23,106	25,060	25,778	73,330	78,044
Patent dispute resolution	—	—	—	(70,000)	—
Restructuring charges	2,860	2,504	736	7,361	4,308

Operating expenses, net	184,329	195,390	185,740	495,963	553,814

Operating income (loss)	1,500	4,402	(6,066)	79,285	(73,084)

Interest expense, net	(3,333)	(547)	(2,879)	(5,131)	(10,412)
Other income, net	16,528	15,899	10,591	45,298	33,345

Income (loss) before income taxes	14,695	19,754	1,646	119,452	(50,151)

Income tax provision	(12,828)	(6,884)	(9,486)	(24,878)	(11,967)

Net income (loss)	$1,867	$12,870	$(7,840)	$94,574	$(62,118)

Basic and diluted income (loss) per share	$0.00	$0.03	$(0.02)	$0.24	$(0.16)

Shares used in computing basic per share amounts	384,679	394,036	400,142	393,868	398,724

Shares used in computing diluted per share amounts	386,377	395,245	400,142	395,232	398,724

3Com Corporation
Condensed Consolidated Balance Sheets
(in thousands)
(unaudited)
TABLE B

	February 27,	May 31,
	2009	2008
ASSETS

Current assets:
Cash and equivalents	$559,961	$503,644
Notes receivable	85,795	65,116
Accounts receivable, net	114,083	116,281
Inventories, net	107,103	90,831
Other current assets	55,881	34,033

Total current assets	922,823	809,905

Property & equipment, net	43,828	54,314
Goodwill	609,297	609,297
Intangibles, net	203,838	278,385
Deposits and other assets	21,941	23,229

Total assets	$1,801,727	$1,775,130

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$71,636	$90,280
Current portion of long-term debt	61,000	48,000
Accrued liabilities and other	415,068	366,181

Total current liabilities	547,704	504,461

Deferred taxes and long-term obligations	40,129	22,367
Long-term debt	152,000	253,000
Stockholders’ equity	1,061,894	995,302

Total liabilities and stockholders’ equity	$1,801,727	$1,775,130

Additional Financial Data
(in thousands)
(unaudited)
TABLE C
Sales by Geography (a)

	Three Months Ended			Nine Months Ended
	February 27,	November 28,	February 29,	February 27,	February 29,
	2009	2008	2008	2009	2008
China	$183,758	$192,851	$169,864	$544,136	$459,725
Europe, Middle East and Africa	52,982	58,989	75,368	181,348	218,239
North America	43,300	49,130	42,871	144,461	155,478
Asia Pacific Rim (ex-China)	23,850	27,188	27,059	81,147	76,306
Latin and South America	20,817	26,404	21,228	70,827	63,877

Total Sales	$324,707	$354,562	$336,390	$1,021,919	$973,625

(a)	All non-OEM sales are reported in geographic categories based on the location of the end customer. Sales to OEM customers are included in the geographic categories are based upon the hub locations of OEM partners.
Sales by Product Category

	Three Months Ended			Nine Months Ended
	February 27,	November 28,	February 29,	February 27,	February 29,
	2009	2008	2008	2009	2008
Networking	$259,045	$288,897	$280,529	$830,405	$799,258
Security (b)	43,553	42,790	30,459	122,682	97,004
Voice	10,217	11,202	15,093	34,249	48,071
Services	11,892	11,673	10,309	34,583	29,292

Total Sales	$324,707	$354,562	$336,390	$1,021,919	$973,625

(b)	Security products include sales of TippingPoint offerings along with Networking business security offerings.

3Com Corporation
Reconciliation of Non-GAAP Measures
(in thousands, except margin and per-share data)
(unaudited)
TABLE D

	Three Months Ended			Nine Months Ended
	February 27,	November 28,	February 29,	February 27,	February 29,
	2009	2008	2008	2009	2008
GAAP gross profit	185,829	199,792	179,674	575,248	480,730
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	57	—	11,176
Stock-based compensation expense [d]	596	562	496	1,916	1,403

Non-GAAP gross profit	186,425	200,354	180,227	577,164	493,309

GAAP gross margin	57.2%	56.3%	53.4%	56.3%	49.4%
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	0.0%	0.0%	0.0%	0.0%	1.2%
Stock-based compensation expense [d]	0.2%	0.2%	0.2%	0.2%	0.1%

Non-GAAP gross margin	57.4%	56.5%	53.6%	56.5%	50.7%

GAAP operating income (loss)	$1,500	$4,402	$(6,066)	$79,285	$(73,084)
Restructuring	2,860	2,504	736	7,361	4,308
Amortization of intangibles	23,106	25,060	25,778	73,330	78,044
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	57	—	11,176
Patent dispute resolution [b]	—	—	—	(70,000)	—
TippingPoint special admin costs [c]	—	800	—	800	—
Stock-based compensation expense [d]	5,663	5,638	5,544	17,743	15,413
Acquiree expensed acquisition costs [e]	—	—	2,988	—	10,588
Legal contingency accruals [f]	2,400	—	—	2,400	—
Impairment of property and equipment [g]	1,150	—	—	1,150	—

Non-GAAP operating income	$36,679	$38,404	$29,037	$112,069	$46,445

GAAP income (loss) before income taxes	$14,695	$19,754	$1,646	$119,452	$(50,151)
Restructuring	2,860	2,504	736	7,361	4,308
Amortization of intangibles	23,106	25,060	25,778	73,330	78,044
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	57	—	11,176
Patent dispute resolution [b]	—	—	—	(70,000)	—
TippingPoint special admin costs [c]	—	800	—	800	—
Stock-based compensation expense [d]	5,663	5,638	5,544	17,743	15,413
Acquiree expensed acquisition costs [e]	—	—	2,988	—	10,588
Legal contingency accruals [f]	2,400	—	—	2,400	—
Impairment of property and equipment [g]	1,150	—	—	1,150	—
Gain on sales of assets [h]	—	—	(1,225)	—	(6,155)
(Gain) loss on insurance settlement [i]	—	—	2,066	—	2,066

Non-GAAP income before income taxes	$49,874	$53,756	$37,590	$152,236	$65,289

GAAP net income (loss)	$1,867	$12,870	$(7,840)	$94,574	$(62,118)
Restructuring	2,860	2,504	736	7,361	4,308
Amortization of intangibles	23,106	25,060	25,778	73,330	78,044
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	57	—	11,176
Patent dispute resolution [b]	—	—	—	(70,000)	—
TippingPoint special admin costs [c]	—	800	—	800	—
Stock-based compensation expense [d]	5,663	5,638	5,544	17,743	15,413
Acquiree expensed acquisition costs [e]	—	—	2,988	—	10,588
Legal contingency accruals [f]	2,400	—	—	2,400	—
Impairment of property and equipment [g]	1,150	—	—	1,150	—
Gain on sales of assets [h]	—	—	(1,225)	—	(6,155)
(Gain) loss on insurance settlement [i]	—	—	2,066	—	2,066
Charge related to change in tax rates [j]	12,083	—	6,056	12,083	6,056

Non-GAAP net income	$49,129	$46,872	$34,160	$139,441	$59,378

GAAP net income (loss) per share	$0.00	$0.03	$(0.02)	$0.24	$(0.15)
Restructuring	0.01	0.01	0.00	0.02	0.01
Amortization of intangibles	0.07	0.06	0.06	0.19	0.19
Impacts to cost of sales from purchase accounting adjustments to inventory [a]	—	—	0.00	—	0.03
Patent dispute resolution [b]	—	—	—	(0.18)	—
TippingPoint special admin costs [c]	—	0.00	—	0.00	—
Stock-based compensation expense [d]	0.01	0.02	0.01	0.04	0.04
Acquiree expensed acquisition costs [e]	—	—	0.01	—	0.03
Legal contingency accruals [f]	0.01	—	—	0.01	—
Impairment of property and equipment [g]	0.00	—	—	0.00	—
Gain on sales of assets [h]	—	—	(0.00)	—	(0.02)
(Gain) loss on insurance settlement [i]	—	—	0.01	—	0.01
Charge related to change in tax rates [j]	0.03	—	0.01	0.03	0.01

Non-GAAP net income per share, diluted	$0.13	$0.12	$0.08	$0.35	$0.15

Shares used in computing diluted per share amounts	386,377	395,245	404,502	395,232	403,544

GAAP sales and marketing expenses	$84,241	$88,620	$82,428	$259,143	$237,617
Stock-based compensation expense [d]	(1,371)	(1,613)	(1,753)	(4,742)	(4,146)

Non-GAAP sales and marketing expenses	$82,870	$87,007	$80,675	$254,401	$233,471

GAAP research and development expenses	$43,729	$47,854	$50,530	$137,330	$155,039
Stock-based compensation expense [d]	(552)	(893)	(1,100)	(2,329)	(2,794)

Non-GAAP research and development expenses	$43,177	$46,961	$49,430	$135,001	$152,245

GAAP general and administrative expenses	$30,393	$31,352	$26,268	$88,799	$78,806
TippingPoint special admin costs [c]	—	(800)	—	(800)	—
Stock-based compensation expense [d]	(3,144)	(2,570)	(2,195)	(8,756)	(7,070)
Acquiree expensed acquisition costs [e]	—	—	(2,988)	—	(10,588)
Legal contingency accruals [f]	(2,400)	—	—	(2,400)	—
Impairment of property and equipment [g]	(1,150)	—	—	(1,150)	—

Non-GAAP general and administrative expense	$23,699	$27,982	$21,085	$75,693	$61,148

[a]	Results from our 49% H3C acquisition transaction.

[b]	Resolution of Realtek patent dispute.

[c]	Costs incurred in the second quarter to facilitate operation of TippingPoint as a more autonomous business.

[d]	Stock-based compensation expense is included in the following cost and expense categories by period:

	Three Months Ended			Nine Months Ended
	February 27,	November 28,	February 29,	February 27,	February 29,
	2009	2008	2008	2009	2008
Cost of sales	596	562	496	1,916	1,403
Sales and marketing	1,599	1,613	1,753	4,970	4,146
Research and development	768	893	1,100	2,545	2,794
General and administrative	3,144	2,570	2,195	8,756	7,070

Note: $444 thousand of stock-based compensation in the three and nine months have been recorded to restructuring expense

[e]	These expenses relate to the proposed acquisition of the Company in September 2007, which was terminated in April 2008.

[f]	Accruals for contingencies relating to ongoing patent litigation.

[g]	Impairment charge related to the Company’s land in Hemel. UK.

[h]	The gain relates to a patent sale in fiscal 2008.

[i]	This loss relates to the recording of costs associated with our closed Hemel facility in fiscal 2008.

[j]	These expenses result from a change in the statutory rate used to compute the income tax provision in the PRC.

3Com Corporation
Segment Reporting
(in thousands)
(unaudited)
TABLE E

	Three Months Ended February 27, 2009							November 28, 2008							Nine Months Ended February 27, 2009

				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security
	Networking Business [a]			[b]				Networking Business (a)			(b)				Networking Business [a]			[b]
	China-Based		Central		Eliminations/			China-Based				Eliminations/					Central		Eliminations/
	Business	Rest of World	Functions	TippingPoint	Other		Total	Business	Rest of World	Support	TippingPoint	Other		Total	China	Rest of World	Functions	TippingPoint	Other		Total
Sales	$190,385	$102,836	$—	$33,284	$(1,798)	[c]	$324,707	$199,815	$125,688	$—	$31,016	$(1,957)	[c]	$354,562	$565,597	$368,838	$—	$92,499	$(5,015)	[c]	$1,021,919
Gross profit	128,160	61,365	(25,326)	22,226	(596)	[d]	185,829	131,901	71,861	(24,405)	20,997	(562)	[d]	199,792	375,588	215,479	(76,707)	62,804	(1,916)	[d]	575,248
Direct sales and marketing expenses	36,581	23,360	—	10,282	1,371	[d]	71,594	36,513	25,742	—	11,218	1,613	[d]	75,086	106,194	77,254	0	30,873	4,742	[d]	219,063

Segment contribution profit (loss)	91,579	38,005	(25,326)	11,944	(1,967)		114,235	95,388	46,119	(24,405)	9,779	(2,175)		124,706	269,394	138,225	(76,707)	31,931	(6,658)		356,185

Other operating expenses	—	—	68,394	11,129	33,212	[e]	112,735	—	—	78,336	10,141	31,827	[e]	120,304	—	—	219,593	31,181	26,126	[e]	276,900

Segment profit	—	—	—	815	—			—	—	—	(362)	—			—	—	—	750	—

Operating income							$1,500							4,402							$79,285

	Three Months Ended February 29, 2008							November 30, 2007							Nine Months Ended February 29, 2008

				TippingPoint							TippingPoint							TippingPoint
				Security Business							Security Business							Security Business
	Networking Business [a]			[b]				Networking Business (a)			(b)				Networking Business [a]			[b]
	China-Based		Central		Eliminations/			China-Based				Eliminations/					Central		Eliminations/
	Business	Rest of World	Functions	TippingPoint	Other		Total	Business	Rest of World	Support	TippingPoint	Other		Total	China	Rest of World	Functions	TippingPoint	Other		Total
Sales	$179,668	$134,531	$—	$23,639	$(1,448)	[c]	$336,390	$154,418	$138,572	$—	$25,785	$(974)	[c]	$317,801	$490,120	$411,035	$—	$74,892	$(2,422)	[c]	$973,625
Gross profit	114,543	77,523	(28,474)	16,578	(496)	[d]	179,674	96,175	75,316	(30,793)	17,536	(6,114)	[d]	152,120	304,727	228,277	(90,492)	50,740	(12,522)	[d]	480,730
Direct sales and marketing expenses	33,000	25,152	—	8,827	1,753	[d]	68,732	30,671	23,544	—	9,756	1,418	[d]	65,389	89,495	71,783	0	27,676	4,146	[d]	193,100

Segment contribution profit (loss)	81,543	52,371	(28,474)	7,751	(2,249)		110,942	65,504	51,772	(30,793)	7,780	(7,532)		86,731	215,232	156,494	(90,492)	23,064	(16,668)		287,630

Other operating expenses	—	—	75,701	8,510	32,797	[e]	117,008	—	—	79,757	7,233	41,072	[e]	128,062	—	—	234,080	23,830	102,804	[e]	360,714

Segment profit	—	—	—	(759)	—			—	—	—	547	—			—	—	—	(766)	—

Operating loss							$(6,066)							(41,331)							$(73,084)

[a]	Our networking Business consists of two regionally based reporting segments: China-Based Business and Rest of World. We measure profitability in these segments at a segment contribution profit level. Segment contribution profit is defined as gross profit less segment direct sales and marketing expenses. Gross profit for these regions is defined as sales less standard costs of sales, such as product costs, and “gross profit” as defined for these segments may be referred to as “standard margin” in our public statements. Also as part of our Networking business we report the central function costs for this business. Central function costs include other cost of sales and centralized operating expenses such as supply chain, research and development, indirect sales and marketing support and general and administrative costs.

[b]	Our TippingPoint Security business segment’s profitability is measured on segment profit. This measure includes all costs except those items described in “Eliminations and Other”.

[c]	Eliminations for inter-company sales during the respective periods between our networking business segments, on one hand, and our TippingPoint segment on the other hand.

[d]	Includes stock-based compensation in all periods and purchase accounting inventory related adjustments as applicable.

[e]	Includes: stock-based compensation, amortization, and restructuring in all periods and patent dispute resolution proceeds, legal contingency accruals, impairment of property and equipment, and Bain transaction costs where applicable.

3Com Corporation
Consolidated Statement of Cash Flows
(In thousands)
(unaudited)
Table F

	Nine Months Ended
	February 27,	February 29,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$94,574	$(62,118)
Adjustments to reconcile loss from continuing operations to net cash provided by (used in) operating activities:
Depreciation and amortization	97,156	102,731
Loss on property and equipment disposals	581	2,227
Impairment of property and equipment	1,150	—
Stock-based compensation expense	18,187	15,413
Gain on investments, net	—	(185)
Deferred income taxes	(7,466)	(448)
Change in assets and liabilities:
Accounts and notes receivable	(13,560)	(59,344)
Inventories	(22,006)	22,704
Other assets	6,771	7,733
Accounts payable	(20,929)	(13,447)
Other liabilities	41,874	(25,297)

Net cash provided by (used in) operating activities	196,332	(10,031)

Cash flows from investing activities:
Proceeds from maturities and sales of investments	—	442
Purchase of property and equipment	(12,778)	(13,269)
Proceeds from sale of property and equipment	223	944

Net cash used in investing activities	(12,555)	(11,883)

Cash flows from financing activities:
Issuances of common stock	3,022	6,124
Repurchases of common stock	(51,383)	(2,321)
Repayment of long term debt	(88,000)	(94,000)

Net cash used in financing activities	(136,361)	(90,197)

Effects of exchange rate changes on cash and equivalents	8,901	18,924

Net change in cash and equivalents during period	56,317	(93,187)
Cash and equivalents, beginning of period	503,644	559,217

Cash and equivalents, end of period	$559,961	$466,030